REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund

Supplement No. 2 dated November 3, 2015 to the Prospectus dated August 1, 2015

This supplement provides new and additional information beyond that contained in the current Prospectus for Class A and Class C shares of Realty Capital Income Funds Trust, as supplemented on September 4, 2015. This supplement should be read in conjunction with the Prospectus and prior supplement. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

This supplement provides information solely with respect to the AR Capital BDC Income Fund.

FEES AND EXPENSES OF THE AR CAPITAL BDC INCOME FUND

The following fees and expenses table and expense example replace in their entirety the current fees and expenses table and expense example under the sub-section “Fees and Expenses of the Fund” beginning on page 1 of the Prospectus:

	Class A		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.50	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	1.00	%(2)	1.00	%(3)

(1)	The initial sales charge may be waived for purchases by certain types of accounts, including fee-based advisory accounts.

(2)	Only applies for purchases of greater than $1 million that are redeemed within one year of purchase.

(3)	For Class C shares, no deferred sales charge applies after one year.

	Class A	Class C
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	5.88%	5.88%
Acquired Fund Fees and Expenses(1) (fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	7.80%	7.80%
Total Annual Fund Operating Expenses	14.83%	15.58%
Expense Reimbursement(2)	(5.53)%	(5.53)%
Total Annual Fund Operating Expenses After Expense Reimbursement	9.30%	10.05%

(1)	“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	National Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit the “Other Expenses” to 0.35% of average daily net assets of the Fund’s shares (referred to in this Fund Summary as the “Expense Cap”). The Expense Cap will remain in effect through at least August 1, 2016, and may be terminated before that date only by the Board of Trustees (also referred to herein as the “Board”) of the Realty Capital Income Funds Trust (the “Trust”). The Adviser may recoup any previously waived fees and paid expenses from the Fund pursuant to this agreement for three years from the date they were waived or paid. The Adviser’s ability to recoup any previously waived fees and paid expenses is subject to the Expense Cap as in effect at the time such fees were waived or expenses were paid.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares or continue to own all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Assuming redemption at the end of the period	$1,319	$3,770	$5,763	$9,263
Assuming no redemption at the end of the period	$1,319	$3,770	$5,763	$9,263
Class C
Assuming redemption at the end of the period	$980	$3,634	$5,756	$9,382
Assuming no redemption at the end of the period	$980	$3,634	$5,756	$9,382

Please Retain this Supplement for Future Reference